Connecticut Water Service, Inc

September 2009

Forward Looking Statements
Except for the historical statements and
discussions, some statements contained in this
report constitute “forward looking statements”
within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. These forward looking
statements are based on current expectations and
rely on a number of assumptions concerning future
events, and are subject to a number of
uncertainties and other factors, many of which are
outside our control, that could cause actual results
to differ materially from such statements.

• Non-Operating Holding Company
• Two Principal Subsidiaries
 – Connecticut Water Company
 – New England Water Utility Services, Inc.
• NASDAQ GS:CTWS
Connecticut Water Service, Inc.

• Organized in 1956
• 54 Towns
• Serving 300,000 people
• 225 Employees
Connecticut Water Company

Customers by Class
Residential
90.6%
Commercial
6.4%
Fire Protection
1.9%
Public Authority
0.7%
Industrial
0.5%
Largest Customer:
CT Department of Corrections
< 1% of revenue

 Service Area Profile
• Suburban/Rural
• Median household income
2006 -2007 $64,158
• >500 community water
   systems statewide
 – 100 municipal/public authority
 – > 75% serve less than 500 people

Key Leaders
Eric W. Thornburg
President & CEO
David C. Benoit
Vice President - Finance & CFO
13 years as Connecticut Water’s CFO. More than 20 years
experience in public utility finance.
Maureen P. Westbrook
Vice President - Customer & Government Affairs
21 years in customer service and government relations.
Terrance P. O’Neill
Vice President - Service Delivery
29 years in operations and engineering.

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…

Our Strategy…

• Infrastructure Investment
• Acquisitions
• Utility Services

Earnings Growth
Using the Regulated Model
Invest in Water Plant	$40.00
Capitalize 50% with Debt Capitalize 50% with Equity (1 share of CTWS)	$20.00 $20.00
10.125%* Regulatory return on equity	$2.03
* After tax return

 Infrastructure
• Traditional Rate Cases
 – $10.9 Million (22%)
 – $15.5 million in 2007 CapEx
• Surcharge
 – (WICA)
 • Water Infrastructure and
 Conservation Adjustment
 • 1st Surcharge ..95%

• Acquire Water &
Waste Water Systems
• Connecticut
• Atlantic Coast States
• Fair Regulation
• 60 Acquisitions in 20 years

• Madison, Connecticut - Legend Hills
 – Solves quality issues for condominium community and
 two public schools
 – Equivalent of 120 residential customers
 – 750 customers
 – $1.5 million cash
 – Closed January 2009

• Pending
 – 2 systems in Connecticut
 – 500 customers
 – Less than $300,000

Utility Services
• 80 client contracts
 – O&M
 – Leak Detection
 – Compliance Reporting
• University of Connecticut

Linebacker®
Service Line Protection
Renewal Rate
>90%
Percent of residential
customers enrolled
* Annual fee increased 7.5% in Q3-08
2007
2006*
2005
2004
2008

• High Quality Water
• Responsive and Courteous Service
• Efficient & Effectively
Delivered
• Environmental Stewardship
• Customer Satisfaction!

• EPA Partnership Award - 10 Years
• $19.9 M invested in 2008
• Reminder calls on past due bills
• H2O Assistance Program
• Temporary Rate Reduction
• Personal Service
• Reverse 911 notification system
Customer Service

• Corporate Responsibility Committee
• Watershed Forest Management Plan
• Water Supply Planning
 – Forecast & Plan supply for next 50 years
• Adopting new technologies
 – Hybrid vehicles, videoconferencing, energy
 efficient pumps
Stewardship

Customer Satisfaction
World Class 85%

• Leadership is a privilege
• Trust based
• Team & service oriented
• Professionals
• “Satisfied Employees
 Satisfy Customers”
Employee Strategy

• Exceeded development goals
• Reward performance
• Employee Satisfaction
 – Honesty, Trust & Respect
 – Communication
 – Leadership
Employee Satisfaction

Shareholder Strategy
• Strong Dividend Yield
• High Earnings Quality
• Strong Balance Sheet

Performance
• Financial Performance
 –  2008 Total Return ranked #2
 among publicly traded water utilities

• Dividends
 – Dividend yield 4%
 – Paid since 1956
 – 40 years of increasing dividends
 – 2.2% increase in dividend

 Performance
• High Earnings Quality
 – 90% of Revenues, 92% of Earnings
  from regulated business
• Strong Balance Sheet
 – LTD 5.5% Embedded Cost
 – 47/53 % Debt-Equity ratio
 – Access to Capital Doubled
 – S & P Rating “A”

Dividend Growth

Segment Earnings
2006 - 2008
EPS
$0.81
$1.06
$1.12

Total Return in 2008

Performance